UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 24, 2013 (June 21, 2013)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On June 21, 2013, the Registrant became aware of an electronic publication produced by Wolfe Research (“Wolfe”), known as “Friday Freight,” that included certain projections regarding coal demand at a major East Coast export coal port. The Registrant believes that these projections may have been obtained or derived from an inadvertent and unauthorized communication between an employee of the Registrant at its Lambert’s Point Coal Terminal in Norfolk, VA (the “Terminal”) and persons affiliated with Wolfe.  The Registrant does not believe that these projections should be relied upon by investors as valid estimates of expected coal demand at the Terminal. The Registrant does not intend to update or correct this disclosure or release similar information in the future.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  June 24, 2013